UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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 FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 18, 2024
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Perrigo Company plc

(Exact name of registrant as specified in its charter)
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Commission file number 001-36353

Ireland	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

The Sharp Building, Hogan Place, Dublin 2, Ireland D02 TY74
+353 1 7094000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable
(Former name or former address, if changed since last report)
________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
    (17 CFR 240.14d-2(b))
☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

Securities Registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, €0.001 par value	PRGO	New York Stock Exchange
4.900% Notes due 2030	PRGO30	New York Stock Exchange
6.125% Notes due 2032	PRGO32A	New York Stock Exchange
5.375% Notes due 2032	PRGO32B	New York Stock Exchange
5.300% Notes due 2043	PRGO43	New York Stock Exchange
4.900% Notes due 2044	PRGO44	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01.    Other Events.

On December 18, 2024, Perrigo Company plc (“Perrigo” or the “Company”) reached a settlement agreement with insurers under multiple policies of D&O insurance, providing for the full and final settlement of the Insurance Coverage Litigation dispute disclosed in the Company’s prior filings (the “Insurance Settlement”). Under the Insurance Settlement, Perrigo’s D&O insurers will pay the Company $98 million, inclusive of costs, prior to the end of this fiscal year and in full satisfaction of the D&O insurers’ coverage obligations in respect of certain securities litigation arising from the events of 2015-2017, including the remaining opt-out securities cases still pending, as described in the Company’s prior filings. Upon receipt of such payment, Perrigo will surrender the 2015 and 2016 policies and will withdraw any claims related to such securities litigation under the 2017 and 2018 policies. The proceeds of the settlement will serve to reimburse Perrigo for a portion of the legal expenses and settlement costs accrued to date relating to certain securities actions, including the previously announced settlement of a purported class action in the U.S. District Court for the District of New Jersey.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K includes certain “forward-looking statements” within the meaning of the Private Litigation Securities Reform Act of 1995, as amended. Forward-looking statements relate to future events, including the Insurance Settlement and the timing of payments related thereto, and involve known and unknown risks, uncertainties and other factors - many of which beyond the Company’s control - that may cause the actual results, performance or achievements of the Company to be materially different from its current expectations, assumptions, estimates and projections. Interested persons are urged to consult the Company’s filings with the United States Securities and Exchange Commission (“SEC”), available at https://investor.perrigo.com/sec-filings, for a discussion of the Company’s business and financial condition and certain material trends, risks, uncertainties and other factors relating thereto, including those discussed under “Risk Factors” in the Company’s Form 10-K for the year ended December 31, 2023 and subsequent filings with the SEC.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)
PERRIGO COMPANY PLC

		By:	/s/ Eduardo Bezerra
Dated:	December 20, 2024		Eduardo Bezerra
Chief Financial Officer